UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): December 16, 2003




                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       0-11688                95-3889638
          --------                       -------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


       Lakepointe Centre I,
    300 E. Mallard, Suite 300
          Boise, Idaho                                        83706
          ------------                                        -----
(Address of principal executive                             (Zip Code)
           offices)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER INFORMATION.

On December 16, 2003, American Ecology Corporation and Wells Fargo Bank Entered into an amendment to the line of credit agreement that increased the maximum amount available from $6,000,000 to $8,000,000 and extended the maturity date to June 15, 2005.

The amendment to the line of credit agreement is attached as Exhibit 10.50d, and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibit is filed as part of this report:

   Exhibit 10.50d Sixth Amendment to Credit Agreement between American Ecology Corporation and Wells Fargo Bank dated December 16, 2003




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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        AMERICAN ECOLOGY CORPORATION
                                        (Registrant)




Date: December 17, 2003                 By: /S/ James R. Baumgardner
                                            ------------------------
                                         James R. Baumgardner
                                         Senior Vice President, Chief Financial
                                         Officer, Secretary and Treasurer

                                    EXHIBIT INDEX

Exhibit                              Description
-------                              -----------

Exhibit 10.50d Sixth Amendment to Credit Agreement between American Ecology Corporation and Wells Fargo Bank dated December 16, 2003